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                                                                   EXHIBIT 23(E)



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1996, with respect to the financial statements of Elitch Gardens Company included in Amendment No. 3 to the Registration Statement (Form S-2) and related Prospectus of Premier Parks Inc. for the registration of Senior Notes.



Denver, Colorado
December 23, 1996



                                          ERNST & YOUNG LLP